UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 2, 2026
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 8.01.     Other Information.
On March 2, 2026, Construction Partners, Inc. (the “Company”) announced that its Board of Directors has authorized a stock repurchase program under which up to $50 million is available to purchase shares of the Company’s outstanding Class A common stock, par value $0.001 per share (“Class A common stock”), through September 30, 2028. The announced program takes effect upon the expiration of the Company’s existing stock repurchase program on March 5, 2026.
The Company intends to utilize the stock repurchase program to minimize the dilutive impact of awards granted under the Company’s equity incentive plans and to repurchase shares opportunistically. Shares of the Company’s Class A common stock may be repurchased from time to time in open market transactions at prevailing market prices, in privately negotiated transactions or by other means in accordance with federal securities laws, including Rule 10b5-1 plans. The stock repurchase program does not obligate the Company to repurchase any shares of Class A common stock, and the stock repurchase program may be modified, suspended, extended or terminated at any time by the Company’s Board of Directors. The actual timing, number and value of shares of Class A common stock repurchased will be determined by a committee of the Board of Directors at its discretion and will depend on a number of factors, including the market price of the Company’s Class A common stock, capital allocation alternatives, general market and economic conditions and other corporate considerations.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements relating to the Company’s plans to repurchase shares of Class A common stock under the stock repurchase program. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: March 2, 2026	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman
Senior Vice President and Chief Financial Officer